UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on November 04, 2010.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	September 14, 2010
Date: November 04, 2010 Time: 9:00 AM local time
Location: Allscripts’ Principal Offices
222 Merchandise Mart Plaza
Suite 2024 Chicago, Illinois 60654 For meeting directions please call (312) 506-1230

ALLSCRIPTS HEALTHCARE SOLUTIONS,INC. 222 MERCHANDISE MART, SUITE 2024 CHICAGO, IL 60654	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M27303-P01922

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  1. NOTICE AND PROXY STATEMENT         2. ANNUAL REPORT

  How to View Online:

  Have the information that is printed in the box marked by the arrow (located on the following page) and visit:   www.proxyvote.com.

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How To Vote

Please Choose One of the Following Voting Methods

  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an   attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for   meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M27304-P01922

Voting Items
The Board of Directors recommends a vote FOR ALL of the following:
1. Election of Directors
Nominees
01) Dennis Chookaszian	06) John King
02) Eugene V. Fife	07) Michael J. Kluger
03) Marcel L. “Gus” Gamache	08) Philip M. Pead
04) Philip D. Green	09) Glen E. Tullman
05) Edward A. Kangas	10) Stephen Wilson
The Board of Directors recommends a vote FOR proposals 2 and 3.
2. Approval of the amendment to the Allscripts Healthcare Solutions, Inc. Employee Stock Purchase Plan to, among other items, increase the number of shares available for grant thereunder by 250,000.
3. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2010.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M27305-P01922